DRAFT – CONFIDENTIAL VIDEO TUTORIALS PRELIMINARY & SUBJECT TO ONGOING REVIEW & MODIFICATION Check out EPG’s short videos about working with the Evercore template. How- to tutorials with step-by-step instructions on completing small tasks quickly. Copy and paste the below file path: I:\NY\_Public\New Evercore Template\Training materials\Evercore Self- Learning Videos.htm [Either insert client logo (height about 1”) above line if it is high resolution, or type client name.] Presentation to Second Lien Noteholders March 2019

DRAFT – CONFIDENTIAL PRELIMINARY & SUBJECT TO ONGOING REVIEW & MODIFICATION For basic Excel Highlight graphics, chart colors: diagrams: colors: R-38 R-38 R-106 G-77 G-77 G-151 B-130 B-130 B-212 R-106 R-106 R-235 Group 1: Note, this disclaimer page These materials have been prepared by Evercore Group L.L.C. (“Evercore”) for Vanguard Natural Resources, Inc. (the “Company”) to G-151 G-151 G-133 For text, should follow the title page whom such materials are directly addressed and delivered and may not be used or relied upon for any purpose other than as B-212 B-212 B-33 wireframe, specifically contemplated. These materials are based on information provided by or on behalf of the Company and/or other potential R-183 R-235 R-0 borders, in presentations. G-205 G-133 G-134 colored transaction participants, from public sources or otherwise reviewed by Evercore. Evercore assumes no responsibility for independent B-235 B-33 B-0 bullets: Please fill out the [blanks] investigation or verification of such information and has relied on such information being complete and accurate in all material respects. R-158 R-0 R-250 To the extent such information includes estimates and forecasts of future financial performance prepared by or reviewed with the G-198 G-134 G-202 in the text. B-197 B-0 B-0 management of the Company and/or other potential transaction participants or obtained from public sources, Evercore has assumed R-200 R-250 R-219 that such estimates and forecasts have been reasonably prepared on bases reflecting the best currently available estimates and G-222 G-202 G-230 judgments of such management (or, with respect to estimates and forecasts obtained from public sources, represent reasonable B-222 B-0 B-245 estimates). No representation or warranty, express or implied, is made as to the accuracy or completeness of such information and R-191 R-193 R-245 Group 2: G-191 G-2 G-192 For fills and nothing contained herein is, or shall be relied upon as, a representation, whether as to the past, the present or the future. These B-191 B-2 B-139 larger areas materials were designed for use by specific persons familiar with the business and affairs of the Company. These materials are not R-217 R-100 R-201 of colors, intended to provide the sole basis for evaluating, and should not be considered a recommendation with respect to, any transaction or G-217 G-100 G-255 e.g., Word other matter. These materials have been developed by and are proprietary to Evercore and were prepared exclusively for the benefit B-217 B-100 B-201 table fill: and internal use of the Company. R-0 R-255 Accent G-105 G-235 B-170 B-151 colors/ These materials were compiled on a confidential basis for use of the Company in evaluating the potential transaction described herein contrasting R-236 colors: G-163 and not with a view to public disclosure or filing thereof under state or federal securities laws, and may not be reproduced, B-33 disseminated, quoted or referred to, in whole or in part, without the prior written consent of Evercore. R-193 R-138 Light gray for default Word G-2 G-173 B-2 B-70 table fill, callout boxes and annotated boxes: These materials do not constitute an offer or solicitation to sell or purchase any securities and are not a commitment by Evercore (or R-0 R-255 any affiliate) to provide or arrange any financing for any transaction or to purchase any security in connection therewith. Evercore G-134 G-219 R-234 B-0 assumes no obligation to update or otherwise revise these materials. These materials may not reflect information known to other B-67 G-234 R-235 B-234 R-221 G-133 professionals in other business areas of Evercore and its affiliates. G-70 B-33 B-55 Word tables: R-170 3pt border, Evercore and its affiliates do not provide legal, accounting or tax advice. Accordingly, any statements contained herein as to tax matters G-54 R-191 R-38,G-77,B-130 B-206 G-191 were neither written nor intended by Evercore or its affiliates to be used and cannot be used by any taxpayer for the purpose of avoiding B-191 R-250 tax penalties that may be imposed on such taxpayer. Each person should seek legal, accounting and tax advice based on his, her or its G-202 R-209 particular circumstances from independent advisors regarding the impact of the transactions or matters described herein. B-0 G-226 B-255 Primary Secondary R-240 colored font: colored font: G-181 B-74 R-38 R-0 R-189 G-77 G-105 G-209 B-130 B-170 B-143

DRAFT – CONFIDENTIAL
PRELIMINARY & SUBJECT TO ONGOING REVIEW & MODIFICATION

Executive Summary

- Vanguard Natural Resources, Inc. ("Vanguard" or the "Company") is currently engaged in active dialogue with its key constituents on a comprehensive balance sheet restructuring that leaves the Company with flexibility and liquidity to operate on its business plan
  - A Chapter 11 filing may occur as early as the end of March and the Company is working towards an RSA with the RBL and FILO lenders prior to the filing
    - Based on the current 13 week cash flow forecast, the Company may only have a window to meet pre-filing liquidity needs at the end of next week
  - Based on current discussions, a significant equitization of the RBL, FILO Term Loan, and 2L Notes is expected
- The Company has been in negotiations with the Steering Committee of RBL Lenders ("SteerCo") regarding recovery to the 2L Notes
  - On 3/21/19, the SteerCo provided the Company a counterproposal providing 2L Notes warrants with terms TBD
    - The Company hopes to have specificity on the warrant proposal from the SteerCo in short order
  - The Company is also seeking to raise a $65 million DIP-to-Exit Facility
- The Company would like to engage with the 2L Noteholders on the terms of a consensual plan which would provide some recovery to the 2L Noteholders

EVERCORE
1
VANGUARD NATURAL RESOURCES, INC.

DRAFT – CONFIDENTIAL
PRELIMINARY & SUBJECT TO ONGOING REVIEW & MODIFICATION

Near-Term Timeline

($ in millions)

The Company has ~$6.3mm of pre-filing liquidity needs, which creates limited windows for when the Company would be able to commence Chapter 11 proceedings in the event it chooses to do so


4/19/19: RBL & Term Loan Interest Payment ($11mm & $3mm, respectively)
4/26/19: Newfield Cash Call Refund
4/1/19: Last date for 10-K Filing, including Going Concern and Compliance Certificate on 4Q18 Covenants
4/5/19: ~$6mm Surety Bond collateral payment
$15
$10
$5
$ -
($5)
($10)
($15)
($20)
($25)
($30)
$10
$7
($1)
($8)
($17)
$6
$3
$0
($3)
($1)
$9
$9
$6
$3
$1
($7)
($14)
($24)
$0
($3)
($6)
($9)
($7)
$3
$3
($0)
Minimum Liquidity: $5
3/22/19
3/29/19
4/5/19
4/12/19
4/19/19
4/26/19
5/3/19
5/10/19
5/17/19
5/24/19
5/31/19
6/7/19
6/14/19
Ending Cash
Ending Cash (Filing that Week)
Minimum Liquidity
Month-End Revenue Receipts

Source: 13-Week Cash Flow as of 3/19/19

EVERCORE

2

VANGUARD NATURAL RESOURCES, INC.

DRAFT – CONFIDENTIAL PRELIMINARY & SUBJECT TO ONGOING REVIEW & MODIFICATION For basic Excel Highlight graphics, chart colors: diagrams: colors: 3/21/19 SteerCo Counterproposal – Restructuring Term Sheet R-38 R-38 R-106 G-77 G-77 G-151 B-130 B-130 B-212 Group 1: Note, the default light gray  Restructuring to be implemented via a Chapter 11 bankruptcy case, or out-of-court if global consensus can be reached R-106 R-106 R-235 Implementation G-151 G-151 G-133 For text, fill (R234-G234-B234) is B-212 B-212 B-33 wireframe, used in tables without  DIP financing with interest rate of L+550 in an amount of $130mm R-183 R-235 R-0 borders, graphics. All column/row  G-205 G-133 G-134 colored $65mm commitment and $65mm roll-up of prepetition RBL balance B-235 B-33 B-0 bullets:  titles are center aligned. DIP Financing Funded amounts roll into Exit RBL at emergence R-158 R-0 R-250 G-198 G-134 G-202  Exit RBL with commitment of $65mm, interest rate of L+[300] and a 3-year tenor To edit the Word table: B-197 B-0 B-0  $65mm roll-up amount converts into Exit Term Loan A right click, Document R-200 R-250 R-219 G-222 G-202 G-230 Object, Open; make your  Hedges to be crystalized as of petition date and to be converted into: B-222 B-0 B-245 Group 2:  $20mm of the Exit Term Loan B with interest rate of L+[750] and a 3.5-year tenor R-191 R-193 R-245 edits in Word then close Hedges G-191 G-2 G-192 For fills and  100% of the reorganized common equity, subject to dilution from warrants and a management incentive plan B-191 B-2 B-139 larger areas the Word document.  (“MIP”), to be split [ ] between RBL, Hedges, and FILO Term Loan of colors, R-217 R-100 R-201 G-217 G-100 G-255 e.g., Word  RBL to be converted into the following: B-217 B-100 B-201 table fill:  $65mm of Exit Term Loan A with interest rate of L+[400] and a 3-year tenor R-0 R-255 Accent G-105 G-235 RBL  B-170 B-151 $290mm of Exit Term Loan B with interest rate of L+[750] and a 3.5-year tenor colors/  100% of the reorganized common equity, subject to dilution from warrants and a management incentive plan contrasting R-236  G-163 (“MIP”), to be split [ ] between RBL, Hedges, and FILO Term Loan colors: B-33  100% of the reorganized common equity, subject to dilution from warrants and the MIP, to be split [] between RBL, R-193 R-138 Light gray for default Word FILO Term Loan G-2 G-173 Hedges, and FILO Term Loan B-2 B-70 table fill, callout boxes and annotated boxes: R-0 R-255     [ ]-year new warrants for [ ]% of reorganized common equity, struck at [ ], subject to dilution from the MIP G-134 G-219 R-234 2L Notes B-0 B-67 G-234 R-235 B-234 R-221  G-133 Treatment TBD, subject to further diligence to evaluate whether claims will ride through or will be impaired G-70 Trade Creditors B-33 B-55 Word tables: R-170 3pt border,  []-year new warrants for []% of reorganized common equity, struck at [], subject to dilution from the MIP G-54 R-191 R-38,G-77,B-130 Common Equity B-206 G-191 B-191 R-250  MIP Management incentive plan (“MIP”) on terms TBD G-202 R-209 B-0 G-226 B-255 Primary Secondary colored font: colored font: Note: Company and its advisors are still analyzing class identification R-240 G-181 B-74 3 R-38 R-0 R-189 G-77 G-105 G-209 B-130 B-170 B-143

DRAFT – CONFIDENTIAL PRELIMINARY & SUBJECT TO ONGOING REVIEW & MODIFICATION For basic Excel Highlight graphics, chart colors: diagrams: colors: 3/21/19 SteerCo Counterproposal – Exit RBL & Exit Term Loans Term Sheet R-38 R-38 R-106 G-77 G-77 G-151 B-130 B-130 B-212 Note, the default light gray R-106 R-106 R-235 Group 1: G-151 G-151 G-133 For text, fill (R234-G234-B234) is B-212 B-212 B-33 wireframe, Exit RBL Proposal Exit Term Loan A Proposal Exit Term Loan B Proposal used in tables without R-183 R-235 R-0 borders, G-205 G-133 G-134 colored graphics. All column/row Borrower /  Vanguard Natural Gas, LLC / Vanguard Natural Resources, Inc. and substantially all subsidiaries B-235 B-33 B-0 bullets: Guarantor titles are center aligned. R-158 R-0 R-250 G-198 G-134 G-202  $65mm borrowing capacity at  $65mm outstanding at emergence  $310mm outstanding at emergence Amount B-197 B-0 B-0 To edit the Word table: emergence R-200 R-250 R-219 right click, Document G-222 G-202 G-230  st  st  nd Object, Open; make your 1 lien on substantially all assets of 1 lien on substantially all assets of 2 lien on substantially all assets of B-222 B-0 B-245 Vanguard Vanguard Vanguard Group 2: Security / Priority    R-191 R-193 R-245 edits in Word then close Pari in priority with Exit Term Loan A Pari in priority with Exit RBL Junior in priority to both Exit RBL and G-191 G-2 G-192 For fills and the Word document.  Senior in priority to Exit Term Loan B  Senior in priority to Exit Term Loan B Exit Term Loan A B-191 B-2 B-139 larger areas R-217 R-100 R-201 of colors, Tenor  3 years from emergence  3 years from emergence  3.5 years from emergence G-217 G-100 G-255 e.g., Word B-217 B-100 B-201 table fill: Hedges  TBD  TBD  TBD R-0 R-255 Accent G-105 G-235 B-170 B-151  L+[300] on drawn amounts  L+[400]  L+[750] colors/     contrasting R-236 Rate [ ]bps commitment fee on undrawn TBD amortization TBD amortization G-163 amounts colors: B-33    R-193 R-138 Light gray for default Word Financial TBD TBD TBD G-2 G-173 Covenants B-2 B-70 table fill, callout boxes and annotated boxes: R-0 R-255  Incremental liquidity and general  Takeback debt for prepetition RBL  Takeback debt for prepetition RBL G-134 Use of Proceeds G-219 R-234 corporate purposes and hedge claims and hedge claims B-0 B-67 G-234 R-235 B-234 R-221    G-133 Asset Sales: Borrowing base to be Excess Cash Flow (“ECF”) sweep of ECF on same terms as Exit Term G-70 B-33 reduced by an amount equal to [50]% 100% cash on hand in excess of Loan A if both Exit RBL is undrawn B-55 Word tables: R-170 3pt border, of net proceeds from asset sales $[15]mm on a monthly basis; Exit and Exit Term Loan A is fully repaid; R-191 Other  G-54 R-38,G-77,B-130 Anti-cash hoarding threshold of RBL must be undrawn; Cash Cash threshold increases to $[25]mm B-206 G-191 $[15]mm threshold increases to $[25]mm if if borrowing base is $[0] B-191 borrowing base is $[0] R-250 G-202 R-209 B-0 G-226 B-255 Primary Secondary R-240 colored font: colored font: G-181 B-74 4 R-38 R-0 R-189 G-77 G-105 G-209 B-130 B-170 B-143

DRAFT – CONFIDENTIAL PRELIMINARY & SUBJECT TO ONGOING REVIEW & MODIFICATION For basic Excel Highlight graphics, chart colors: diagrams: colors: Illustrative Sources & Uses and Pro Forma Capitalization ($ in millions) R-38 R-38 R-106 G-77 G-77 G-151 3/21/19 SteerCo counterproposal B-130 B-130 B-212 R-106 R-106 R-235 Group 1: Sources Uses G-151 G-151 G-133 For text, B-212 B-212 B-33 wireframe, New Exit RBL $ - DIP Facility into Exit RBL $ - R-183 R-235 R-0 borders, New Exit Term Loan A 65 DIP Roll-Up into Exit Term Loan A 65 G-205 G-133 G-134 colored New Exit Term Loan B 310 Takeback Exit Term Loan B for RBL 290 B-235 B-33 B-0 bullets: Takeback Exit Term Loan B for Hedge Claims 20 R-158 R-0 R-250 G-198 G-134 G-202 RBL Equitized Claim 338 Equitize RBL 338 B-197 B-0 B-0 Hedge Equitized Claim 15 Equitize Hedge Claim 15 FILO Term Loan Equitized Claim 127 Equitize FILO Term Loan 127 R-200 R-250 R-219 G-222 G-202 G-230 2L Notes Equitized Claim 82 Equitize 2L Notes 82 B-222 B-0 B-245 Total Sources $936 Total Uses $936 R-191 R-193 R-245 Group 2: G-191 G-2 G-192 For fills and Pro Forma Capitalization B-191 B-2 B-139 larger areas 4 R-217 R-100 R-201 of colors, Pre Pro Debt / 2019E Adj. EBITDA Debt / PV-10 G-217 G-100 G-255 e.g., Word Emergence Adjustments Forma Pre Pro Forma Pre Pro Forma B-217 B-100 B-201 table fill: Cash1 $4 $ - $4 R-0 R-255 Accent G-105 G-235 DIP Facility $ - $ - $ - Any amounts outstanding on DIP facility pre- B-170 B-151 New Exit RBL - - - emergence to roll into New Exit RBL colors/ DIP Roll-Up 65 (65) - contrasting R-236 G-163 New Exit Term Loan A - 65 65 colors: B-33 New Exit Term Loan B - 310 310 R-193 R-138 Light gray for default Word RBL 693 (693) - G-2 G-173 FILO Term Loan 127 (127) - B-2 B-70 table fill, callout boxes and Total 1L Debt $884 $375 6.2x 2.6x 78.5% 33.3% annotated boxes: R-0 R-255 2L Notes $82 ($82) $ - G-134 G-219 R-234 B-0 Total Debt $966 $375 6.8x 2.6x 85.8% 33.3% B-67 G-234 R-235 B-234 Net Debt 962 371 6.8x 2.6x 85.4% 32.9% R-221 G-133 G-70 B-33 Memo Equity Splits B-55 Word tables: 2019E Adjusted EBITDA2 $142 RBL, FILO Term Loan, and Hedge Claims 100.0% R-170 3pt border, R-191 2020E Adjusted EBITDA3 129 G-54 R-38,G-77,B-130 G-191 4 B-206 PV-10 1,126 B-191 R-250 Note: RBL, FILO Term Loan, and 2L Notes pre-emergence amounts include prepetition accrued interest of $11mm, $3mm, and $1mm, respectively assuming a 3/31/19 filing date G-202 R-209 1. Cash as of 10/31/19 illustrative emergence date per DIP budget as of 3/21/19 B-0 G-226 2. Based on Management business plan (with strip as of 3/19/19) 2019E EBITDA of $142mm, which excludes hedge impact post-petition (beginning 4/1/19 and thereafter) 3. Based on Management business plan (with strip as of 3/19/19) 2020E EBITDA of $129mm, which excludes hedge impact for full year B-255 Primary Secondary 4. Reserves data based on Company reserves report as of 1/1/19, assuming SEC pricing ($65.56/Bbl for oil and $3.10/Mcf for gas) and adjusting for the completed sale of the Jonah Field assets; PV-10 based on Proved colored font: colored font: Developed Producing and Proved Developed Non-Producing reserves R-240 G-181 B-74 5 R-38 R-0 R-189 G-77 G-105 G-209 B-130 B-170 B-143

DRAFT – CONFIDENTIAL PRELIMINARY & SUBJECT TO ONGOING REVIEW & MODIFICATION For basic Excel Highlight graphics, chart colors: diagrams: colors: Business Plan Operating Summary ($ in millions) R-38 R-38 R-106 G-77 G-77 G-151 Management business plan ran under strip price deck forecasts B-130 B-130 B-212 R-106 R-106 R-235 Group 1: G-151 G-151 G-133 For text, Key Assumptions Production (Mmcfe/d) B-212 B-212 B-33 wireframe,  R-183 R-235 R-0 borders, Management’s existing business plan, which 350 G-205 G-133 G-134 colored 290 288 B-235 B-33 B-0 bullets: contemplates ramp up of capital expenditures for drilling 300 272 277 276 R-158 R-0 R-250 beginning 2021 47 39 41 39 G-198 G-134 G-202 250 43 B-197 B-0 B-0  Strip pricing as of 3/19/19 200 R-200 R-250 R-219 G-222 G-202 G-230 150 202 B-222 B-0 B-245 199 186 193 193 R-191 R-193 R-245 Group 2: 100 G-191 G-2 G-192 For fills and B-191 B-2 B-139 larger areas 50 R-217 R-100 R-201 of colors, 47 45 43 43 44 G-217 G-100 G-255 e.g., Word - B-217 B-100 B-201 FY2019 FY2020 FY2021 FY2022 FY2023 table fill: R-0 R-255 Oil (MMcfe/d) Gas (MMcfe/d) NGL (MMcfe/d) Accent G-105 G-235 B-170 B-151 Rolling LTM EBITDA Cumulative Unlevered Free Cash Flow colors/ contrasting R-236 $160 $250 G-163 colors: B-33 $142 $139 $140 $129 R-193 R-138 Light gray for default Word $120 $118 $200 $197 G-2 G-173 $120 B-2 B-70 table fill, callout boxes and annotated boxes: $100 $150 R-0 R-255 G-134 G-219 R-234 $80 B-0 B-67 G-234 R-235 B-234 $60 $100 R-221 G-133 G-70 B-33 $40 B-55 Word tables: $50 R-170 3pt border, $20 G-54 R-191 R-38,G-77,B-130 B-206 G-191 $ - $ - B-191 R-250 FY2019 FY2020 FY2021 FY2022 FY2023 FY2019 FY2020 FY2021 FY2022 FY2023 G-202 R-209 B-0 G-226 B-255 Primary Secondary colored font: colored font: Source: Company Model as of 3/21/19 R-240 G-181 B-74 6 R-38 R-0 R-189 G-77 G-105 G-209 B-130 B-170 B-143

DRAFT – CONFIDENTIAL
PRELIMINARY & SUBJECT TO ONGOING REVIEW & MODIFICATION

Financial Projections

($ in millions)

3/21 SteerCo counterproposal pro forma capitalization ran under strip pricing case and Management business plan

Net Debt


$400
$350
$300
$250
$200
$150
$100
$50
$ -
FY2019
FY2020
FY2021
FY2022
FY2023
$369

Total Net Leverage Ratio


3.0x
2.5x
2.0x
1.5x
1.0x
0.5x
0.0x
FY2019
FY2020
FY2021
FY2022
FY2023
2.7x

Interest Coverage Ratio[1]


4.5x
4.0x
3.5x
3.0x
2.5x
2.0x
1.5x
1.0x
0.5x
0.0x
FY2019
FY2020
FY2021
FY2022
FY2023
4.1x

Total Liquidity


$120
$100
$80
$60
$40
$20
$ -
FY2019
FY2020
FY2021
FY2022
FY2023
$16

Source: Company Model as of 3/21/19
Note: Excludes hedge impact post-petition for projection period; Assumes forward LIBOR curve as of 3/19/19; Strip pricing as of 3/19/19; Maturities rolled past projection period for illustrative purposes
1. Adjusted EBITDA / Interest Expense; Interest Coverage Ratio adjusted to reflect annualized pro forma interest expense post-emergence from 4Q19 to 3Q20

EVERCORE
7
VANGUARD NATURAL RESOURCES, INC.

DRAFT – CONFIDENTIAL PRELIMINARY & SUBJECT TO ONGOING REVIEW & MODIFICATION To update section number manually, click in the text box, go to Numbering: Appendix

DRAFT – CONFIDENTIAL PRELIMINARY & SUBJECT TO ONGOING REVIEW & MODIFICATION For basic Excel Highlight graphics, chart colors: diagrams: colors: Vanguard Natural Resources Overview R-38 R-38 R-106 G-77 G-77 G-151 B-130 B-130 B-212 R-106 R-106 R-235 Group 1: G-151 G-151 G-133 For text, B-212 B-212 B-33 Key Highlights Asset Map & Highlights wireframe, R-183 R-235 R-0 borders,  Diverse asset base in premier U.S. oil and gas basins G-205 G-133 G-134 colored B-235 B-33 B-0 bullets: Big Horn R-158 R-0 R-250 Powder River  Pinedale G-198 G-134 G-202 YE2018 proved reserves of ~1,765 Bcfe (73% gas, B-197 B-0 B-0 1,2 1,2 15% oil, 12% NGL) ; PV-9 of ~$1,372mm Wind River R-200 R-250 R-219 Piceance G-222 G-202 G-230 B-222 B-0 B-245  4Q18 net production of 323 MMcfed (33% liquids) San Juan R-191 R-193 R-245 Group 2: Anadarko Basin Arkoma-Woodford G-191 G-2 G-192 For fills and B-191 B-2 B-139 larger areas Alabama of colors, ● 2019 estimate of 290 MMcfed Permian R-217 R-100 R-201 G-217 G-100 G-255 e.g., Word B-217 B-100 B-201 Growth table fill:  2019E pro forma Adjusted EBITDA of ~$142mm3 R-0 R-255 Stable Accent G-105 G-235 4 B-170 B-151 (~$160mm excluding hedges) South Texas Greater East Haynesville colors/ Non-strategic contrasting R-236 colors: G-163  Capital expenditures of ~$38mm expected for full-year B-33 2019 Proved 4Q18 Net R-193 R-138 Light gray for default Word Reserves Production Proved PV-9 R/P G-2 G-173 Asset Areas (Bcfe)1,2 (MMcfed) ($mm)1,2 (years) B-2 B-70 table fill, callout boxes and annotated boxes:  R-0 R-255 Since August 2017, the Company has completed over Growth 1,211 182 $741 18 G-134 G-219 R-234 B-0 seventeen divestitures for $150mm in multiple basins, B-67 G-234 R-235 B-234 shifting focus to its core Arkoma-Woodford, Permian, and Stable 349 86 $427 11 R-221 G-133 G-70 Pinedale areas, in addition to its stable assets B-33 Word tables: Non-strategic & B-55 205 56 $204 10 3pt border, Divestment R-170 G-54 R-191 R-38,G-77,B-130 B-206 G-191 Total 1,765 324 $1,372 15 B-191 R-250 G-202 R-209 Note: PV values do not include COPAS B-0 G-226 1. Throughout the presentation, proved reserves and proved PV-9 have an effective date of 1/1/19, based on Company reserves report at SEC pricing except as noted therein 2. Reserves include Technical PUD 1, Technical PUD 2, maintenance and uplift reserve categories B-255 Primary Secondary 3. Based on Management business plan (with strip as of 3/19/19) 2019E EBITDA of $142mm, which excludes hedge impact post-petition (beginning 4/1/19 and thereafter) colored font: colored font: 4. Based on Management business plan (with strip as of 3/19/19) 2019E Open EBITDA of $160mm, which excludes hedge impact for full year R-240 G-181 B-74 8 R-38 R-0 R-189 G-77 G-105 G-209 B-130 B-170 B-143

DRAFT – CONFIDENTIAL
PRELIMINARY & SUBJECT TO ONGOING REVIEW & MODIFICATION

Strong Base of Proved Reserves (YE 2018 SEC Pricing)[5]

Key Highlights

- 1P PV-9 of $1,372mm[1]
- In addition to Vanguard's current base of proved reserves, the Company holds significant incremental resource potential

Proved Reserves

As of 1/1/19	Oil (MMBbl)	NGLs (MMBbl)	Gas (Bcf)	Total (Bcfe)	PV-9 ($mm)	PV-10 ($mm)	Gas (%)
PDP[2]	33	29	679	1,052	$1,131	$1,079	65%
PDN	2	1	12	32	50	47	37%
Technical PUD 1[3]	8	5	372	448	161	139	83%
Technical PUD 2[4]	1	2	217	232	30	23	94%
Total Proved[1]	44	37	1,280	1,765	$1,372	$1,288	73%
PROB	4	17	211	340	52	43	62%
POSS	2	15	182	285	43	35	64%
Total 3P	50	69	1,673	2,390	$1,468	$1,366	70%

4Q18E Proved Reserves Summary

Proved Reserves Mix: 1,765 Bcfe[1]


Oil
15%
NGL
12%
Gas
73%

PV-9 by Category: $1,372mm[5]


TPUD 2
2%
TPUD 1
12%
PDNP
4%
PDP
82%

PV-9 Area: $1,372mm[5]


Non-Strategic & Divestment
15%
Growth
54%
Stable
31%

Note: Reserves data based on Company reserves report as of 1/1/19, adjusting for the completed sale of the Jonah Field assets
1. Includes maintenance and uplift reserve categories as well as Technical PUD 1 and Technical PUD 2
2. Includes maintenance and uplift reserve categories
3. Technical PUD 1 are locations scheduled to be developed within 5 years
4. Technical PUD 2 are locations scheduled to be developed outside of the next 5 years
5. Assumes YE 2018 SEC pricing ($65.56/Bbl for oil and $3.10/Mcf for gas)

EVERCORE
9
VANGUARD NATURAL RESOURCES, INC.

DRAFT – CONFIDENTIAL PRELIMINARY & SUBJECT TO ONGOING REVIEW & MODIFICATION For basic Excel Highlight graphics, chart colors: diagrams: colors: Financial Projections ($ in millions) R-38 R-38 R-106 G-77 G-77 G-151 3/21 SteerCo counterproposal pro forma capitalization and strip pricing case under Management business B-130 B-130 B-212 R-106 R-106 R-235 Group 1: plan FY2019 FY2020 FY2021 FY2022 FY2023 G-151 G-151 G-133 For text, 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 B-212 B-212 B-33 wireframe, Oil (Bcfe) 4 4 4 4 4 4 4 4 4 4 4 4 4 4 4 4 4 4 4 4 R-183 R-235 R-0 borders, Gas (Bcfe) 19 18 18 17 17 16 17 18 17 17 18 18 18 17 17 18 18 19 19 18 G-205 G-133 G-134 colored NGL (Bcfe) 4 4 4 4 4 4 4 4 4 4 4 4 4 4 4 4 4 4 4 4 B-235 B-33 B-0 Total Equivalent Production (Bcfe) 27 27 26 25 24 24 25 26 25 25 25 26 25 25 25 26 26 27 27 26 bullets: Total Revenues 1 $82 $83 $85 $86 $85 $69 $73 $79 $79 $69 $72 $77 $77 $68 $71 $77 $80 $76 $79 $80 R-158 R-0 R-250 1 G-198 G-134 G-202 Adjusted EBITDA $26 $35 $39 $42 $40 $26 $29 $34 $35 $25 $28 $32 $33 $25 $28 $32 $36 $32 $35 $36 B-197 B-0 B-0 (-) Capital Expenditures (15) (8) (12) (3) (9) (15) (32) (22) (17) (19) (31) (25) (19) (18) (33) (38) (40) (38) (24) (12) (-) Change in Net Working Capital (7) (2) 0 (13) 6 10 10 (16) (6) 7 11 (9) (6) 3 13 3 0 0 (15) (13) R-200 R-250 R-219 Unlevered Free Cash Flow $5 $25 $27 $26 $37 $21 $8 ($4) $12 $13 $8 ($1) $8 $10 $8 ($2) ($4) ($6) ($5) $11 G-222 G-202 G-230 (-) Cash Interest & Fees (4) (1) (0) (9) (9) (8) (8) (8) (8) (8) (8) (8) (8) (8) (8) (8) (8) (8) (9) (9) B-222 B-0 B-245 (-) Mandatory Amortization - - - - - - - - - - - - - - - - - - - - Levered Free Cash Flow $1 $23 $27 $16 $28 $13 ($0) ($12) $4 $5 ($0) ($9) $0 $2 $0 ($10) ($12) ($14) ($13) $2 R-191 R-193 R-245 Group 2: (+) Other Cash Flows (27) (15) (21) (11) - - - - - - - - - - - - - - - - G-191 G-2 G-192 For fills and Cash Flow Available for Revolver ($26) $9 $6 $5 $28 $13 ($0) ($12) $4 $5 ($0) ($9) $0 $2 $0 ($10) ($12) ($14) ($13) $2 B-191 B-2 B-139 larger areas (+) Revolver & DIP Draw / (Paydown) - 20 - (20) - - - 5 (4) (0) - 4 (0) (2) (0) 10 12 14 13 (2) Change in Cash ($26) $29 $6 ($15) $28 $13 ($0) ($7) $ - $5 ($0) ($5) $ - $ - $ - $ - $ - $ - $ - $ - R-217 R-100 R-201 of colors, (+) Beginning Cash 31 1 30 36 15 15 14 7 - - 5 5 - - - - - - - - G-217 G-100 G-255 e.g., Word (-) Excess Cash Flow Sweep - - - (6) (28) (14) (6) - - - - - - - - - - - - - B-217 B-100 B-201 table fill: Ending Cash $1 $30 $36 $15 $15 $14 $7 $ - $ - $5 $5 $ - $ - $ - $ - $ - $ - $ - $ - $ - R-0 R-255 Total Liquidity Accent G-105 G-235 Ending Cash $1 $30 $36 $15 $15 $14 $7 $ - $ - $5 $5 $ - $ - $ - $ - $ - $ - $ - $ - $ - B-170 B-151 (+) Revolver & DIP Availability - 45 45 65 65 65 65 60 65 65 65 61 61 63 63 53 41 27 14 16 colors/ Total Liquidity $1 $75 $81 $80 $80 $79 $72 $60 $65 $70 $70 $61 $61 $63 $63 $53 $41 $27 $14 $16 contrasting R-236 G-163 Capitalization colors: B-33 RBL / Exit RBL2 $682 $682 $682 $ - $ - $ - $ - $5 $0 $ - $ - $4 $4 $2 $2 $12 $24 $38 $51 $49 DIP Facility - 20 20 - - - - - - - - - - - - - - - - - R-193 R-138 Light gray for default Word New Exit Term Loan A - - - 59 30 16 10 10 10 10 10 10 10 10 10 10 10 10 10 10 G-2 G-173 New Exit Term Loan B - - - 310 310 310 310 310 310 310 310 310 310 310 310 310 310 310 310 310 B-2 B-70 table fill, callout boxes and FILO Term Loan due 2021 123 123 123 - - - - - - - - - - - - - - - - - annotated boxes: 2L Senior Secured Notes due 2024 81 81 81 - - - - - - - - - - - - - - - - - R-0 R-255 Total Debt $886 $906 $906 $369 $340 $326 $320 $324 $320 $320 $320 $324 $324 $322 $322 $332 $344 $358 $371 $369 G-134 G-219 R-234 Total Net Debt 885 876 870 354 325 313 313 324 320 315 315 324 324 322 322 332 344 358 371 369 B-0 B-67 G-234 R-235 B-234 Operating Metrics R-221 G-133 LTM Adjusted EBITDA $111 $116 $125 $142 $156 $147 $137 $129 $124 $123 $122 $120 $119 $118 $118 $118 $121 $128 $135 $139 G-70 B-33 LTM Capital Expenditures 98 68 55 38 32 39 59 77 85 90 89 92 94 93 94 107 128 148 140 114 B-55 Word tables: LTM Interest Expense 49 36 19 37 36 35 34 33 32 32 32 32 32 32 32 32 32 32 33 34 R-170 3pt border, Credit Metrics G-54 R-191 R-38,G-77,B-130 Net 1L Leverage 7.3x 6.9x 6.3x 2.5x 2.1x 2.1x 2.3x 2.5x 2.6x 2.6x 2.6x 2.7x 2.7x 2.7x 2.7x 2.8x 2.8x 2.8x 2.7x 2.7x B-206 G-191 Net Total Leverage 8.0x 7.6x 6.9x 2.5x 2.1x 2.1x 2.3x 2.5x 2.6x 2.6x 2.6x 2.7x 2.7x 2.7x 2.7x 2.8x 2.8x 2.8x 2.7x 2.7x B-191 Interest Coverage Ratio3 2.3x 3.2x 6.5x 3.9x 4.3x 4.2x 4.0x 3.9x 3.8x 3.9x 3.9x 3.8x 3.8x 3.7x 3.7x 3.7x 3.8x 3.9x 4.1x 4.1x R-250 G-202 R-209 Source: Company Model as of 3/21/19 B-0 G-226 Note: Rates and fees are for illustrative purposes only; Assumes forward LIBOR curve as of 3/19/19 and strip pricing as of 3/19/19; Maturities rolled past projection period for illustrative purposes 1. Excludes hedge impact post-petition (beginning 4/30/19 and thereafter) for projection period B-255 Primary Secondary 2. For illustrative and modelling purposes RBL and Exit RBL shown on same line; Terms of the Exit RBL are effective 10/31/19 colored font: colored font: 3. Adjusted EBITDA / Interest Expense; Interest Coverage Ratio adjusted to reflect annualized pro forma interest expense post-emergence from 4Q19 to 3Q20 R-240 G-181 B-74 10 R-38 R-0 R-189 G-77 G-105 G-209 B-130 B-170 B-143

DRAFT – CONFIDENTIAL PRELIMINARY & SUBJECT TO ONGOING REVIEW & MODIFICATION For basic Excel Highlight graphics, chart colors: diagrams: colors: YE 2018 SEC Reserve Table ($ in millions) R-38 R-38 R-106 G-77 G-77 G-151 B-130 B-130 B-212 R-106 R-106 R-235 Group 1: G-151 G-151 G-133 For text, As of B-212 B-212 B-33 wireframe, 12/31/18 R-183 R-235 R-0 borders, G-205 G-133 G-134 colored Reserve Data B-235 B-33 B-0 bullets: R-158 R-0 R-250 Crude Oil (MMBbls) 34.7 G-198 G-134 G-202 Natural Gas (Bcf) 689.4 B-197 B-0 B-0 R-200 R-250 R-219 NGLs (MMBbls) 30.0 G-222 G-202 G-230 Total (Bcfe) 1,077.5 B-222 B-0 B-245 R-191 R-193 R-245 Group 2: G-191 G-2 G-192 For fills and Proved Developed (Bcfe) 1,077.5 B-191 B-2 B-139 larger areas Proved Undeveloped (Bcfe) - R-217 R-100 R-201 of colors, G-217 G-100 G-255 e.g., Word Proved Developed Reserves as % of Total Proved Reserves 100.0% B-217 B-100 B-201 table fill: 1 R-0 R-255 PV-10 $1,161.1 Accent G-105 G-235 B-170 B-151 (-) Future Income Taxes (Discounted at 10%) (95.4) colors/ 2 contrasting R-236 Standardized Measure $1,065.7 G-163 colors: B-33 3 Representative Oil & Natural Gas Prices R-193 R-138 Light gray for default Word G-2 G-173 Oil (WTI per Bbl) $65.66 B-2 B-70 table fill, callout boxes and annotated boxes: Natural Gas (Henry Hub per MMBtu) 3.10 R-0 R-255 G-134 G-219 R-234 NGLs (Volume-Weighted Average Price per Bbl) 26.73 B-0 B-67 G-234 R-235 B-234 R-221 G-133 G-70 B-33 B-55 Word tables: R-170 3pt border, 1. PV-10 is the present value of estimated future net revenues to be generated from the production of proved reserves, calculated net of estimated production costs and future development costs, using prices based on the G-54 R-191 R-38,G-77,B-130 12-month average price, and without giving effect to non-property related expenses such as selling, general and administrative expenses and debt service, future income tax expense or to depreciation, depletion, B-206 G-191 amortization, and accretion and discounted using an annual discount rate of 10%; PV-10 is not a measure of financial or operating performance under GAAP, nor should it be considered in isolation or as a substitute for the B-191 standardized measure of discounted future net cash flows R-250 2. Standardized Measure is the present value of estimated future net revenues to be generated from the production of proved reserves, determined in accordance with the rules and regulations of the SEC (using the 12-month G-202 R-209 average price) and calculated net of the estimated future costs incurred in developing, producing and abandoning the proved reserves. Future income taxes are calculated by applying the statutory federal and state income B-0 G-226 tax rate to pre-tax future net cash flows, net of the tax basis of the properties involved and utilization of available tax carryforwards related to oil and natural gas operations; Standardized Measure does not give effect to derivative transactions B-255 Primary Secondary 3. Oil and natural gas prices are based on spot prices per Bbl and MMBtu, respectively, calculated using the 12-month average price for January through December 2018, with these representative prices adjusted by field for colored font: colored font: quality, transportation fees and regional price differentials to arrive at the appropriate net price. NGLs prices were calculated using the differentials to the 12-month average price of oil per Bbl of $65.66 R-240 G-181 B-74 11 R-38 R-0 R-189 G-77 G-105 G-209 B-130 B-170 B-143